SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES:

DWS Floating Rate Plus Fund DWS LifeCompass 2040 Fund DWS Lifecycle Long Range Fund

On January 26, 2010, the Advisor announced its intention to transition members of its Quantitative Strategies Group (the “QS Group”), including members of the fund’s portfolio management team, out of the Advisor into a separate investment advisory firm named QS Investors, LLC (“QS Investors”) that will be unaffiliated with the Advisor (the “Separation”). The Separation is expected to be completed during the third quarter of 2010. In order for the fund to continue to access the investment expertise offered by the members of the QS Group following the Separation, the Advisor recommended that the fund’s Board approve a sub–advisory agreement between the Advisor and QS Investors (the “Sub–Advisory Agreement”). On May 4, 2010, following a review of QS Investors’ capabilities, the terms of the Separation and Sub-Advisory Agreement, the fund’s Board approved the Sub–Advisory Agreement, subject to shareholder approval.

The proposed Sub–Advisory Agreement with QS Investors will be submitted for approval by shareholders at a Special Meeting of Shareholders, which is expected to be held in the third quarter of 2010. Prior to the Shareholder Meeting, shareholders of the fund as of the record date will receive (i) a Proxy Statement describing in detail the proposed Sub–Advisory Agreement and the considerations of the fund’s Board in recommending that shareholders approve the proposed Sub–Advisory Agreement, and (ii) a proxy card with instructions on how to submit a vote.

If the proposed Sub–Advisory Agreement is approved by shareholders, it is expected to become effective no earlier than the completion of the Separation. The Board has taken additional actions to ensure uninterrupted portfolio management services by the QS Group to the fund following the Separation and prior to shareholder approval of the proposed Sub–Advisory Agreement. Specifically, the Board has approved an interim sub–advisory agreement between the Advisor and QS Investors (the “Interim Sub–Advisory Agreement”) to be effective upon the completion of the Separation, if shareholders have not approved the proposed Sub–Advisory Agreement prior to that date. The Interim Sub–Advisory Agreement does not require shareholder approval and would have a maximum term of 150 days. The Interim Sub–Advisory Agreement would automatically terminate upon the earlier of shareholder approval and implementation of the proposed Sub–Advisory Agreement or the maximum term of 150 days. Any sub–advisory fees payable under the Interim Sub–Advisory Agreement will be paid by DIMA and will be held in an escrow account until the proposed Sub–Advisory Agreement is approved by shareholders.

Effective upon the Separation, the following is added to the section entitled “MANAGEMENT” in the summary section of the prospectus for DWS LifeCompass 2040 Fund:

Subadvisor

QS Investors, LLC

Effective upon the Separation, the following disclosure replaces the first paragraph under “The Investment Advisor” in the section entitled “WHO MANAGES AND OVERSEES THE FUND” of each fund’s prospectuses:

Deutsche Investment Management Americas Inc. (”DIMA” or the “Advisor”), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor or a subadvisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.

June 8, 2010
DMF–3695

Effective upon the Separation, the following disclosure is added to the section entitled “WHO MANAGES AND OVERSEES THE FUND” as new disclosure to each applicable fund’s prospectuses:

Subadvisor for the Fund:

QS Investors, 880 Third Avenue, New York, NY 10022, serves as subadvisor to the fund. QS Investors is registered as an investment advisor under the Investment Advisers Act of 1940, as amended. QS Investors manages and advises assets on behalf of institutional clients and retail funds, providing global expertise in research, portfolio management and quantitative analysis. QS Investors manages assets across multiple strategies, including: Global Tactical Asset Allocation & Active Currency (iGAP), US Active Quantitative Equity (AQE), International and Global Equity (Diversification Based Investing/DBI) and Multi–Asset/Strategic Asset Allocation (SAA). Under the oversight of DIMA and the fund’s Board, QS Investors:

(i)	for DWS Floating Rate Plus Fund: manages the assets attributable to the fund’s iGAP strategy;

(ii)	for DWS LifeCompass 2040 Fund: renders SAA services and manages the assets attributable to the fund’s iGAP strategy; and

(iii)	for DWS Lifecycle Long Range Fund: renders SAA services to the fund, manages the assets attributable to the fund’s iGAP strategy, and manages a portion of the fund’s assets allocated to equities.

DIMA pays a fee to QS Investors pursuant to an investment sub-advisory agreement between DIMA and QS Investors.

Effective upon the Separation, the following disclosure supplements the disclosure contained in the second paragraph under ”Management Fee” in the section entitled ”WHO MANAGES AND OVERSEES THE FUND” of each applicable fund’s prospectus:

A discussion regarding the basis for the Board’s approval of the sub–advisory agreement between the Advisor and QS Investors will be contained in the shareholder report:

(i)	for DWS Floating Rate Plus Fund: for the period ended May 31, 2010;

(ii)	for DWS LifeCompass 2040 Fund: for the period ending August 31, 2010; and

(iii)	for Lifecycle Long Range Fund: for the period ending September 30, 2010.

In addition, the following disclosure, as applicable, is added to the section entitled “Investment Advisor” under “Who Manages and Oversees the Fund” of each fund’s prospectuses:

Multi–Manager Structure. The Advisor, subject to the approval of the Board, has ultimate responsibility to recommend the hiring, termination and replacement of subadvisors. The fund and the Advisor have received an order from the Securities and Exchange Commission (“SEC”) that allows the fund and the Advisor to utilize a multi–manager structure in managing the fund’s assets. Pursuant to the SEC order, the Advisor, with the approval of the fund’s Board, is permitted to select subadvisors that are not affiliates of the Advisor (“nonaffiliated subadvisors”) to manage all or a portion of the fund’s assets without obtaining shareholder approval. The Advisor also has the discretion to terminate any subadvisor and allocate and reallocate the fund’s assets among any nonaffiliated subadvisors. The SEC order also permits the Advisor, subject to the approval of the Board, to materially amend an existing sub–advisory agreement with a nonaffiliated subadvisor without shareholder approval. The fund and the Advisor are subject to the conditions imposed by the SEC order, including the condition that within 90 days of hiring of a new nonaffiliated subadvisor, the fund will provide shareholders with an information statement containing information about the new nonaffiliated subadvisor. The fund cannot rely on the SEC order until shareholders have approved the operation of a fund in the manner described in this paragraph.

The fund and the Advisor have also filed an exemptive application with the SEC requesting an order that would extend the relief granted with respect to nonaffiliated subadvisors to certain subadvisors that are affiliates of the Advisor (“affiliated subadvisors”). If such relief is granted by the SEC, the Advisor, with the approval of the fund’s Board, would be able to hire nonaffiliated and/or affiliated subadvisors to manage all or a portion of the fund’s assets without obtaining shareholder approval. The Advisor would also have the discretion to terminate any subadvisor and allocate and reallocate the fund’s assets among any other subadvisors (including terminating a nonaffiliated subadvisor and replacing them with an affiliated subadvisor). The Advisor, subject to the approval of the Board, would also be able to materially amend an existing sub–advisory agreement with any such subadvisor without shareholder approval. There can be no assurance that such relief will be granted by the SEC. If such relief were granted, the fund and the Advisor will be subject to any new conditions imposed by the SEC. For DWS Floating Rate Plus Fund and DWS LifeCompass 2040 Fund only: A fund would not be able to rely on such relief with respect to the hiring and replacement of affiliated subadvisors until shareholders have approved the operation of a fund in the manner described in this paragraph.

Please Retain This Supplement for Future Reference
June 8, 2010
DMF–3695